Exhibit 10.3

ESCROW AGREEMENT

This ESCROW AGREEMENT (this “Escrow Agreement”), dated as of February 3, 2014, is made and entered into by and among Regency Energy Partners LP, a Delaware limited partnership (“Regency”), Regency HEP LLC, a Delaware limited liability company (“Regency Sub”), Hoover Energy Partners LP, a Delaware limited partnership (“HEP”) and Wells Fargo Bank, National Association, a national banking association, as escrow agent (“Escrow Agent”). Regency, Regency Sub, HEP and Escrow Agent are sometimes individually referred to herein as a “Party” and together as the “Parties.” Capitalized terms used herein but not otherwise defined shall have the respective meanings ascribed to such terms in the Contribution Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Regency, Regency Sub, and HEP have entered into that certain Contribution Agreement, dated as of December 22, 2013 (the “Contribution Agreement”), pursuant to which HEP has agreed to contribute all of the membership interests in the Hoover LLCs to Regency Sub in exchange for a purchase price comprised of cash and Purchase Price Units of Regency, upon the terms and subject to the conditions set forth therein;

WHEREAS, pursuant to and subject to the limitations set forth in the Contribution Agreement, HEP may be required to indemnify the Regency Parties for certain Damages;

WHEREAS, pursuant to Section 2.3 of the Contribution Agreement, at the Closing, a number of Purchase Price Units in HEP’s name comprising the Escrow Units shall be delivered by Regency to the Escrow Agent to be held in escrow hereunder, and a portion of the Cash Purchase Price equal to the Diamond Y Escrow Deposit shall be delivered by Regency Sub to the Escrow Agent to be held in escrow hereunder;

WHEREAS, pursuant to Sections 11.7 and 11.8 of the Contribution Agreement, all or a portion of the Escrow Amount will be released to HEP and/or all or a portion of the Escrow Units will be sold by Escrow Agent on behalf of HEP, with the proceeds thereof used to satisfy indemnification obligations of HEP to the Regency Parties under Section 11.2 of the Contribution Agreement (other than Section 11.2(c)), as set forth herein;

WHEREAS, pursuant to Sections 11.7 and 11.8 of the Contribution Agreement, all or a portion of the Diamond Y Escrow Amount will be released to HEP and/or to the Regency Parties to satisfy indemnification obligations of HEP under Section 11.2(c) of the Contribution Agreement, as set forth herein;

WHEREAS , The Parties acknowledge that the Escrow Agent is not a party to, is not bound by, and has no duties or obligations under, the Contribution Agreement, that all references in this Escrow Agreement to the Contribution Agreement are for convenience, and that the Escrow Agent shall have no implied duties beyond the express duties set forth in this Escrow Agreement;

WHEREAS, Regency, Regency Sub, and HEP desire that Regency place the Escrow Units and the Diamond Y Escrow Deposit in escrow in accordance with Section 2.3 of the Contribution Agreement; and

WHEREAS, Regency, Regency Sub, and HEP desire that Escrow Agent act as escrow agent in accordance with the terms hereof, and Escrow Agent is willing to act in such capacity.

NOW THEREFORE, in consideration of the premises and covenants and agreements stated herein the Parties intending to be legally bound, hereby agree as follows:

1. Escrow Agent Appointment. Regency, Regency Sub, and HEP hereby appoint and designate Wells Fargo Bank, National Association, a national banking association, as Escrow Agent to receive, hold, sell (if required hereunder) and distribute the Escrow Units and any subsequent deposits thereto and any distributions, income, interest or other amounts received thereon (collectively, the “Escrow Amount”) and the Diamond Y Escrow Deposit and any earnings thereon (the “Diamond Y Escrow Amount”, together with the Escrow Amount, the “Escrow Property”), each in accordance with the terms of this Escrow Agreement. Escrow Agent hereby accepts its appointment as Escrow Agent and agrees to receive, hold, administer, sell (if required hereunder), invest and disburse the Escrow Amount and the Diamond Y Escrow Amount in accordance with the terms of this Escrow Agreement.

2. Establishment of Escrow. Following the execution of this Escrow Agreement, the Escrow Units and the Diamond Y Escrow Deposit will be delivered by Regency or Regency Sub to Escrow Agent. Escrow Agent hereby agrees, upon receipt of the Escrow Units and the Diamond Y Escrow Deposit, to act as escrow agent and to hold, safeguard and disburse the Escrow Amount and the Diamond Y Escrow Amount pursuant to the terms and conditions hereof.

3. Investment of Funds; Tax Treatment. Escrow Agent shall invest any cash portion of the Escrow Amount and the Diamond Y Escrow Amount, without distinction between principal and income, in the Wells Fargo MMDA, with the income from such investments being held by Escrow Agent as part of the Escrow Amount or the Diamond Y Escrow Amount, as applicable. Escrow Amount and the Diamond Y Escrow Amount investments shall remain so invested until receipt by Escrow Agent of a written instruction signed by each of Regency and HEP directing Escrow Agent to change such investment or an instruction in accordance with Section 4 or Section 6 below, as applicable.

The Parties agree that HEP shall be treated as the owner of the Escrow Amount and any earnings on or distributions in respect to the Escrow Amount for federal and state income tax purposes. The Parties agree that Regency Sub shall be treated as the owner of the Diamond Y Escrow Amount and any earnings on or distributions in respect to the Diamond Y Escrow Amount for federal and state income tax purposes. Prior to the date hereof, the Parties shall provide the Escrow Agent with certified tax identification numbers by furnishing appropriate forms W-9 or W-8 and such other forms and documents that the Escrow Agent may request. The Parties understand that if such tax reporting documentation is not provided and certified to the Escrow Agent, the Escrow Agent may be required by the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, to withhold a portion of any interest or other income earned on the investment of the Escrow Property. To the extent that the Escrow Agent becomes liable for the payment of any taxes in respect of income derived from the investment of the Escrow Property, the Escrow Agent shall satisfy such liability to the extent possible from the Escrow Property. The Parties, jointly and severally, shall indemnify, defend and hold the Escrow Agent harmless from and against any tax, late payment, interest, penalty or other cost or expense that may be assessed against the Escrow Agent on or with respect to the Escrow Property and the investment thereof unless such tax, late payment, interest, penalty or other expense was directly caused by the gross negligence or willful misconduct of the Escrow Agent. The indemnification provided by this Section 3 is in addition to the indemnification provided in Section 3.1 and shall survive the resignation or removal of the Escrow Agent and the termination of this Escrow Agreement.

Escrow Agent shall have no obligation to invest or reinvest any cash portion of the Escrow Amount or the Diamond Y Escrow Amount on the day of deposit if deposited with Escrow Agent after 11:00 a.m. (E.S.T.), but shall invest or reinvest the Escrow Amount or the Diamond Y Escrow Amount, as applicable, on the following Business Day (the “Next Business Day”). All instructions received under this Escrow Agreement after 11:00 a.m. (E.S.T.) will be treated as if received on the Next Business Day and any actions required to be taken in accordance with such instructions shall occur on the Next Business Day. The Parties acknowledge that the Escrow Agent is not providing investment supervision, recommendations, or advice.

Escrow Agent shall have the power to sell or liquidate the foregoing investments whenever Escrow Agent shall be required to release the Escrow Amount or the Diamond Y Escrow Amount, as applicable, pursuant to the terms hereof. Requests (or instructions) received after 11:00 a.m. (E.S.T.) by Escrow Agent to liquidate the Escrow Amount or the Diamond Y Escrow Amount will be treated as if received on the Next Business Day. Escrow Agent shall have no responsibility for any investment losses resulting from the investment, reinvestment or liquidation of the Escrow Amount or the Diamond Y Escrow Amount. Any distributions, interest, income or other amounts received on such investment and reinvestment of the Escrow Amount or the Diamond Y Escrow Amount shall become part of the Escrow Amount or the Diamond Y Escrow Amount, as applicable. It is agreed and understood that Escrow Agent may earn reasonable fees associated with the investments outlined above.

4. Disbursements of Escrow Amount.

(a) Purpose. The Escrow Amount shall be held in escrow by the Escrow Agent hereunder to secure and provide for the payment of any obligations of HEP to indemnify any Regency Party for Damages under Article 11 of the Contribution Agreement (other than pursuant to Section 11.2(c)).

(b) Indemnification Claims. If any Regency Party asserts a claim for payment from HEP in respect of any Damages under Section 11.2 of the Contribution Agreement (other than pursuant to Section 11.2(c)), such Regency Party shall deliver a copy of the written notice required under Section 11.3 of the Contribution Agreement to the Escrow Agent. HEP and such Regency Party shall resolve any disagreement relating to such indemnification claim in accordance with the terms of the Contribution Agreement. Within five (5) business days after resolution between HEP and such Regency Party of such indemnification claim, whether by mutual agreement or by litigation, HEP and Regency shall deliver a joint written instruction to the Escrow Agent directing the Escrow Agent to liquidate, on behalf of HEP and in accordance with the provisions of Section 5 below, such number of Purchase Price Units comprising the Escrow Units as shall be necessary (taking into account any cash or cash equivalent amounts then comprising the Escrow Amount) to satisfy the payment of such indemnification claim. Upon resolution of any disagreement relating to any such indemnification claim by litigation, if HEP does not timely provide such joint instruction, Regency may provide Escrow Agent a sole written instruction, which shall certify and attach a copy of the final, unappealable judgment of the relevant court, directing the Escrow Agent to liquidate, on behalf of HEP and in accordance with the provisions of Section 5 below, such number of Purchase Price Units comprising the Escrow Units as shall be necessary (taking into account any cash or cash equivalent amounts then comprising the Escrow Amount) to satisfy the payment of such indemnification claim. Upon receipt of such joint or sole notice, Escrow Agent shall promptly liquidate the necessary number of Purchase Price Units in accordance with the provisions of Section 5 below and pay the full amount of such Damages to such Regency Party. Regency agrees that it will endeavor to make only one (1) aggregate claim for payment of any and all indemnification claims under Article 11 of the Contribution Agreement (other than Section 11.2(c)), and in any event will make no more than three (3) such claims for payment (each of which claims for payment will be for any and all resolved indemnification claims up to the point of such payment).

(c) Scheduled Disbursement of Escrow Amount. On the one (1) year anniversary of the date hereof, any remaining Escrow Amount then held by the Escrow Agent, less all any amounts required to provide for the potential payment of any then pending claims for indemnification of Damages under Article 11 of the Contribution Agreement (other than pursuant to Section 11.2(c)), shall be distributed by the Escrow Agent to HEP. If on such date any claims for indemnification are pending, Escrow Agent shall make such partial distribution only pursuant to a joint written instruction from Regency and HEP. Upon resolution and payment in full of any such then pending claims for indemnification of Damages, any and all remaining Escrow Amount shall be promptly distributed by the Escrow Agent to HEP.

(d) Manner of Disbursements. All disbursements to Regency shall be made by Escrow Agent in cash in accordance with the wire transfer instructions set forth on Exhibit B hereto. All disbursements of cash amounts to HEP shall be made by Escrow Agent in accordance with the wire transfer instructions set forth on Exhibit B hereto, and all disbursements of Purchase Price Units to HEP shall be made by Escrow Agent by delivery of a certificate or certificates evidencing such Purchase Price Units to the address for HEP set forth in Section 13 or, if such Purchase Price Units are held in book entry form, by book entry in accordance with applicable procedures.

(e) Security Procedure For Funds Transfers. The Escrow Agent shall confirm each funds transfer instruction received in the name of a Party by means of the security procedure selected by such Party and communicated to the Escrow Agent through a signed certificate in the form of Exhibit D-1 or Exhibit D-2 attached hereto, which upon receipt by the Escrow Agent shall become a part of this Escrow Agreement. Once delivered to the Escrow Agent, Exhibit D-1 or Exhibit D-2 may be revised or rescinded only by a writing signed by an authorized representative of the Party. Such revisions or rescissions shall be effective only after actual receipt and following such period of time as may be necessary to afford the Escrow Agent a reasonable opportunity to act on it. If a revised Exhibit D-1 or D-2 or a rescission of an existing Exhibit D-1 or D-2 is delivered to the Escrow Agent by an entity that is a successor-in-interest to such Party, such document shall be accompanied by additional documentation satisfactory to the Escrow Agent showing that such entity has succeeded to the rights and responsibilities of the Party under this Escrow Agreement.

The Parties understand that the Escrow Agent’s inability to receive or confirm funds transfer instructions pursuant to the security procedure selected by such Party may result in a delay in accomplishing such funds transfer, and agree that the Escrow Agent shall not be liable for any loss caused by any such delay.

5. Manner of Sale of Escrow Units.

(a) The Parties acknowledge that the Purchase Price Units comprising the Escrow Units were issued in a private placement and are “restricted securities” as such term is defined in Rule 144 (“Rule 144”) under the Securities Act of 1933, as amended. The Parties also acknowledge that such Purchase Price Units are subject to a Lock-Up Agreement pursuant to which HEP has agreed not to sell any such Purchase Price Units publicly for a period of 180 days after the date hereof or, if earlier, the date on which a resale registration statement relating to the resale of such Purchase Price Units by or on behalf of HEP filed by Regency with the Securities and Exchange Commission becomes effective. The Parties agree that, notwithstanding any other provisions hereof, no sales of any such Purchase Price Units will be made by the Escrow Agent on behalf of HEP pursuant to the terms of this Escrow Agreement prior to the date that is the earlier of 180 days after the date hereof or the effective date of such resale registration statement, and that any and all such sales shall be made in compliance with Rule 144 or such effective resale registration statement.

(b) HEP represents and warrants to the other Parties hereto that is it not currently an “affiliate” of Regency, as such term is used in Rule 144, and covenants and agrees that until the escrow provided for hereunder terminates, it shall not become an affiliate of Regency.

(c) If Escrow Agent shall be required to liquidate or sell any Purchase Price Units pursuant to the terms hereof, Regency and HEP shall negotiate in good faith to agree upon joint written instructions regarding the manner of any such liquidation or sale. Upon agreement of such joint written instructions, Regency and HEP shall provide such joint written instructions to Escrow Agent, and Escrow Agent shall effect such liquidation or sale only in accordance with such instructions. If Regency and HEP have been unable to agree upon such joint written instructions within 30 days, Regency may provide sole written instructions to Escrow Agent directing Escrow Agent to liquidate or sell such Purchase Price Units. In no event shall Escrow Agent be instructed to liquidate or sell in any trading day an amount of Common Units in excess of 25% of the average daily trading volume of the Common Units over the prior 90 calendar day period unless otherwise instructed to do so by joint written instruction from Regency and HEP. Notwithstanding the foregoing, Regency and HEP agree that HEP, at its sole discretion, may pay in cash any indemnification claims pursuant to Section 11 of the Contribution Agreement in lieu of such liquidation or sale of the Purchase Price Units pursuant to this Escrow Agreement.

(d) HEP hereby irrevocably appoints Escrow Agent as HEP’s attorney-in-fact, with full authority in the place and stead of HEP and in the name of HEP or otherwise, from time to time upon the occurrence any event requiring the liquidation or sale of any Purchase Price Units held by Escrow Agent hereunder, to take any action and to execute any assignment, certificate, stock power, notification, document or instrument necessary or advisable to accomplish such liquidation or sale or any other purpose of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to HEP representing any distribution, dividend, interest payment or other distribution in respect of the Escrow Amount or any part thereof and to give full discharge for the same.

6. Disbursements of Diamond Y Escrow Amount.

(a) Purpose. The Diamond Y Escrow Amount shall be held in escrow by the Escrow Agent hereunder to secure and provide for the payment of any obligations of HEP to indemnify any Regency Party for Damages under Section 11.2(c) of the Contribution Agreement.

(b) Indemnification Claims. If any Regency Party asserts a claim for payment from HEP in respect of any Damages under Section 11.2(c) of the Contribution Agreement, such Regency Party shall deliver a copy of the written notice required under Section 11.3 of the Contribution Agreement to the Escrow Agent. HEP and such Regency Party shall resolve any disagreement relating to such indemnification claim in accordance with the terms of the Contribution Agreement. Within five (5) business days after resolution between HEP and such Regency Party of such indemnification claim, whether by mutual agreement or by litigation, HEP and Regency shall deliver a joint written instruction to the Escrow Agent directing the Escrow Agent to distribute to such Regency Party the amount of such Damages from the Diamond Y Escrow Amount to satisfy the payment of such indemnification claim. Upon resolution of any disagreement relating to any such indemnification claim by litigation, if HEP does not timely provide such joint instruction, Regency may provide Escrow Agent a sole written instruction, which shall certify and attach a copy of the final, unappealable judgment of the relevant court, directing the Escrow Agent to distribute to such Regency Party the amount of such Damages from the Diamond Y Escrow Amount to satisfy the payment of such indemnification claim. Upon receipt of such joint or sole notice, Escrow Agent shall promptly distribute to the indicated Regency party the specified amount (but not in excess of any funds then remaining as the Diamond Y Escrow Amount).

(c) Scheduled Disbursement of Escrow Amount. On the two (2) year anniversary of the date hereof, any remaining Diamond Y Escrow Amount then held by the Escrow Agent, less all any amounts required to provide for the potential payment of any then pending claims for indemnification of Damages under Section 11.2(c) of the Contribution Agreement, shall be distributed by the Escrow Agent to HEP. If on such date any claims for indemnification are pending, Escrow Agent shall make such partial distribution only pursuant to a joint written instruction from Regency and HEP. Upon resolution and payment in full of any such then pending claims for indemnification of Damages, any and all remaining Diamond Y Escrow Amount shall be promptly distributed by the Escrow Agent to HEP.

(d) Manner of Disbursements. All disbursements to Regency shall be made by Escrow Agent in cash in accordance with the wire transfer instructions set forth on Exhibit B hereto. All disbursements of cash amounts to HEP shall be made by Escrow Agent in accordance with the wire transfer instructions set forth on Exhibit B hereto.

7. Termination of Escrow. The escrow provided for hereunder shall terminate upon the earlier to occur of the following:

(a) upon the mutual written consent of Regency and HEP (written notice of which shall be given to Escrow Agent); or

(b) upon the later of (i) the disbursement of all of the Escrow Amount pursuant to Section 4 of this Escrow Agreement and (ii) the disbursement of all of the Diamond Y Escrow Amount pursuant to Section 4 of this Escrow Agreement.

8. Escrow Agent. Notwithstanding any provision to the contrary, the Escrow Agent is obligated only to perform the duties specifically set forth in this Escrow Agreement, which shall be deemed purely ministerial in nature. In performing its duties under this Escrow Agreement or upon the claimed failure to perform its duties hereunder, Escrow Agent shall have no liability, directly or indirectly, for any damages, losses or expenses arising out of the services hereunder, other than damages, losses or expenses which have been finally adjudicated to have directly resulted from the Escrow Agent’s willful misconduct or gross negligence. Escrow Agent’s sole responsibility shall be for the safekeeping and disbursement of the Escrow Amount and the Diamond Y Escrow Amount in accordance with the terms of this Escrow Agreement. Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein or in any notice given to it under this Escrow Agreement in accordance with Section 13 of this Escrow Agreement. Escrow Agent shall be entitled to rely upon and shall be protected in acting upon any request, instructions, statement or other instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or Parties purporting to sign the same and to conform to the provisions of this Escrow Agreement. In no event shall Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages. Escrow Agent shall not be obligated to take any legal action or to commence any proceeding in connection with the Escrow Amount or any account in which the Escrow Amount and the Diamond Y Escrow Amount is deposited or this Escrow Agreement, or to appear in, prosecute or defend any such legal action or proceedings. Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, and shall incur no liability and shall be fully protected from any liability whatsoever in acting in accordance with the opinion or instruction of such counsel. Regency and HEP, jointly and severally, shall promptly pay upon demand the reasonable fees and expenses of any such counsel; provided, however, Regency and HEP agree that such fees and expenses shall be borne equally between Regency and HEP. Escrow Agent shall have no obligations or responsibilities in connection with the Contribution Agreement, or any other agreement between the Parties, other than this Escrow Agreement.

9. Indemnification. From and at all times after the date of this Escrow Agreement, Regency and HEP, jointly and severally, shall, to the fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless Escrow Agent and each director, officer, employee, attorney, agent and affiliate of Escrow Agent (collectively, the “Indemnified Parties”) against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs, penalties, fines, judgments and expenses of any kind or nature whatsoever (including reasonable attorneys’ fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any Person, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Escrow Agreement or any transactions contemplated herein, whether or not any such Indemnified Party is a party to any such action, proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for any liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted from the gross negligence or willful misconduct of such Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify Regency and HEP in writing, and such Indemnified Party shall assume the defense thereof, including the employment of counsel; provided, however, that such counsel shall be reasonably acceptable to Regency and HEP, and Regency and HEP shall be responsible for the fees and expenses of such counsel referred to in the foregoing sentence. All such fees and expenses payable by Regency and HEP pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. All of the foregoing losses, damages, costs and expenses of the Indemnified Parties shall be payable by Regency and HEP, jointly and severally, upon demand by such Indemnified Party. As between Regency and HEP, such losses, damages, costs and expenses shall be borne equally between Regency and HEP. The obligations of Regency and HEP under this Section 9 shall survive any termination of this Escrow Agreement and the resignation or removal of Escrow Agent.

The Parties agree that neither the payment by Regency or HEP of any claim by Escrow Agent for indemnification hereunder nor the disbursement of any amounts to Escrow Agent from the Escrow Amount or the Diamond Y Escrow Amount in respect of a claim by Escrow Agent for indemnification shall impair, limit, modify or affect, as between Regency and HEP, the respective rights and obligations of Regency and HEP under this Escrow Agreement. Regency and HEP agree among themselves that any obligation for indemnification under this Section 9 shall be borne by Regency and HEP in proportion to Regency’s and HEP’s respective responsibility, if any, of such loss, damage, liability, cost or expense for which Escrow Agent is entitled to indemnification, the causation to be determined by mutual agreement, arbitration (if Regency and HEP agree in writing to submit the dispute to arbitration) or litigation; provided, however, that if no such Party is determined to be responsible for such loss, damage, liability, cost or expense, any obligation for indemnification under this Section 9 shall be borne equally between Regency and HEP.

10. Disputes. If, at any time, there shall exist any dispute between Regency and HEP with respect to the holding or disposition of any portion of the Escrow Amount or the Diamond Y Escrow Amount or any other obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine, to Escrow Agent’s sole satisfaction, the proper disposition of any portion of the Escrow Amount or Escrow Agent’s proper actions with respect to its obligations hereunder, or if Regency and HEP have not, within thirty (30) calendar days of the furnishing by Escrow Agent of a notice of resignation pursuant to Section 11 below, appointed a successor escrow agent to act hereunder, then Escrow Agent may, in its sole discretion, take either or both of the following actions:

(a) suspend the performance of any of its obligations under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor escrow agent shall have been appointed (as the case may be) as evidenced by written instructions executed by Regency and HEP;

(b) petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in Texas, for instructions with respect to such dispute or uncertainty, and pay into or deposit with such court all disputed escrow amounts held by it as the Escrow Amount or the Diamond Y Escrow Amount for holding and disposition in accordance with the instructions of such court.

Escrow Agent shall have no liability to Regency, Regency Sub, HEP or any other person with respect to any such suspension of performance or disbursement into court, specifically including any liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held as the Escrow Amount or the Diamond Y Escrow Amount or any delay in or with respect to any other action required or requested of Escrow Agent.

11. Resignation or Removal of Escrow Agent. Escrow Agent may resign from the performance of its duties hereunder at any time by giving ten (10) Business Days’ prior written notice to Regency and HEP or may be removed, with or without cause, by Regency and HEP, acting jointly, at any time by the giving of ten (10) Business Days’ prior written notice to Escrow Agent. Such resignation or removal shall take effect upon the appointment of a successor escrow agent as provided herein. Upon any such notice of resignation or removal, Regency and HEP, acting jointly, shall appoint a successor escrow agent hereunder, which shall be a commercial bank, trust seller or other financial institution with a combined capital and surplus in excess of $100,000,000, unless otherwise agreed by Regency and HEP as evidenced by written instructions executed by Regency and HEP. Upon the acceptance in writing of any appointment as Escrow Agent hereunder by a successor escrow agent, such successor escrow agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Escrow Agreement, but shall not be discharged from any liability for actions taken as Escrow Agent hereunder prior to such succession. After any retiring Escrow Agent’s resignation or removal, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement.

12. Fees. Regency and HEP shall compensate Escrow Agent for its services hereunder in accordance with Exhibit A attached hereto and, in addition, shall reimburse Escrow Agent for all of its reasonable out-of-pocket expenses, including attorneys’ fees, travel expenses, telephone and facsimile transmission costs, postage, copying charges and the like (collectively, the “Fees”). All of the compensation and reimbursement obligations set forth in this Section 12 shall be payable upon demand by Escrow Agent and, with respect to Escrow Agent, shall be a joint and several obligation of Regency and HEP. Regency and HEP agree that the Fees shall be borne equally between Regency and HEP, and the Fees payable by HEP may be deducted from the Escrow Amount otherwise required to be distributed to HEP. If any amount due to the Escrow Agent hereunder is not paid within thirty (30) days of the date due, the Escrow Agent in its sole discretion may charge interest on such amount up to the highest rate permitted by applicable law. The obligations of Regency and HEP under this Section 12 shall survive any termination of this Escrow Agreement and the resignation or removal of Escrow Agent.

13. Notices. Any notice, request, instruction, correspondence or other document to be given hereunder by any party to the other parties (herein collectively called “Notice”) shall be in writing and delivered in person or by courier service requiring acknowledgment of receipt of delivery or mailed by certified mail, postage prepaid and return receipt requested, or by electronic mail, as follows:

To Regency or Regency Sub:	Regency Energy Partners LP
2001 Bryan Street, Suite 3700
Dallas, Texas 75201
Attn: Legal Department
E-mail: frances.kilborne@regencygas.com

with a copy to:	Andrews Kurth LLP
600 Travis, Suite 4200
Houston, Texas 77002
Attn: Mark Young
E-mail: markyoung@akllp.com

To HEP:	Hoover Energy Partners LP
Three Allen Center
333 Clay Street, Suite 3650
Houston, TX 77002
Attention: Richard A. Hoover
E-mail: rhoover@hooverenergy.com

with a copy to:	McGuireWoods LLP
600 Travis Street, Suite 7500
Houston, Texas 77002
Attention: David L. Ronn
E-mail: dronn@mcguirewoods.com

To Escrow Agent:	Wells Fargo Bank, National Association
750 N. St. Paul Place, Suite 1750
Dallas, Texas 75201
Attention: Alexander S. Grose;
Corporate, Municipal and Escrow Solutions
Telephone: (214) 756-7412
Facsimile: (214) 756-7401
E-mail: alexander.s.grose@wellsfargo.com

Notice given by personal delivery, courier service or mail shall be effective upon actual receipt. Notice given by electronic mail shall be effective upon actual receipt if received during the recipient’s normal business hours, or at the beginning of the recipient’s next business day after receipt if not received during the recipient’s normal business hours. Any party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

14. Exhibits. The Exhibits to this Escrow Agreement are hereby incorporated into this Escrow Agreement and are hereby made a part of this Escrow Agreement as if set out in full in this Escrow Agreement.

15. Assignment; Successors in Interest. No assignment or transfer by any Party of such Party’s rights and obligations under this Escrow Agreement will be made except with the prior written consent of the other Parties to this Escrow Agreement; provided that Regency and Regency Sub shall, without the obligation to obtain the prior written consent of any other Party, be entitled to assign this Escrow Agreement or all or any part of its rights or obligations hereunder to one or more Affiliates of Regency or Regency Sub. This Escrow Agreement will be binding upon and will inure to the benefit of the Parties and their successors and permitted assigns, and any reference to a Party will also be a reference to a successor or permitted assign.

16. Number; Gender. Whenever the context so requires, the singular number will include the plural and the plural will include the singular, and the gender of any pronoun will include the other genders.

17. Captions; Construction. The titles, captions and table of contents contained in this Escrow Agreement are inserted in this Escrow Agreement only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Escrow Agreement or the intent of any provision of this Escrow Agreement. Unless otherwise specified to the contrary, all references to Articles and Sections are references to Articles and Sections of this Escrow Agreement and all references to Exhibits are references to Exhibits to this Escrow Agreement. Unless the context of this Escrow Agreement otherwise clearly requires, the words “include,” “includes” and “including” do not limit the preceding terms or words and shall be deemed to be followed by the words “without limitation”.

18. Controlling Law; Amendment. This Escrow Agreement will be governed by and construed in accordance with the substantive laws of the State of Texas without reference to principles of conflicts of law. This Escrow Agreement may not be amended, modified or supplemented except by written agreement of the Parties.

19. Submission to Jurisdiction; Waiver of Venue. EACH PARTY HERETO HEREBY CONSENTS TO, AND CONFERS EXCLUSIVE JURISDICTION UPON THE COURTS OF THE STATE OF TEXAS AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN HARRIS COUNTY, TEXAS, AND APPROPRIATE APPELLATE COURTS THEREFROM, OVER ANY ACTION ARISING OUT OF OR RELATING TO THIS ESCROW AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN. EACH PARTY HERETO HEREBY WAIVES, AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY SUCH ACTION THAT IT IS NOT SUBJECT TO SUCH JURISDICTION OR THAT SUCH ACTION MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN THOSE COURTS OR THAT THIS ESCROW AGREEMENT MAY NOT BE ENFORCED IN OR BY THOSE COURTS OR THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM EXECUTION, THAT SUCH ACTION IS BROUGHT IN AN INCONVENIENT FORUM, OR THAT THE VENUE OF SUCH ACTION IS IMPROPER. SERVICE OF PROCESS IN ANY SUCH ACTION MAY BE SERVED ON ANY PARTY ANYWHERE IN THE WORLD, WHETHER WITHIN OR WITHOUT THE STATE OF TEXAS, AS PROVIDED IN THIS ESCROW AGREEMENT.

20. Severability. Any provision of this Escrow Agreement which is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Escrow Agreement, and any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by law, the Parties waive any provision of law which renders any such provision prohibited or unenforceable in any respect.

21. Counterparts. This Escrow Agreement may be executed in two (2) or more counterparts, each of which will be deemed an original, and it will not be necessary in making proof of this Escrow Agreement or the terms of this Escrow Agreement to produce or account for more than one (1) of such counterparts.

22. Waiver. Any agreement on the part of a Party to any extension or waiver of any provision of this Escrow Agreement will be valid only if set forth in an instrument in writing signed on behalf of such Party. A waiver by a Party of the performance of any covenant, agreement, obligation, condition, representation or warranty will not be construed as a waiver of any other covenant, agreement, obligation, condition, representation or warranty. A waiver by any Party of the performance of any act will not constitute a waiver of the performance of any other act or an identical act required to be performed at a later time.

23. Integration. This Escrow Agreement and the documents executed pursuant to this Escrow Agreement and the Contribution Agreement supersede all negotiations, agreements and understandings among the Parties with respect to the subject matter of this Escrow Agreement.

24. Miscellaneous. Escrow Agent does not have any interest in the Escrow Amount deposited hereunder but is serving as escrow holder only and having only possession thereof. Regency and HEP shall pay or reimburse Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrow Amount (other than taxes related to fees paid to Escrow Agent hereunder) incurred in connection herewith and shall indemnify and hold harmless Escrow Agent from any amounts that it is obligated to pay in the way of such taxes. Regency and HEP agree that such expenses shall be borne equally between Regency, on the one hand, and HEP, on the other, provided that HEP shall be solely responsible for any transfer or other taxes relating to or arising from any sale or other liquidation of any Escrow Amount by Escrow Agent pursuant to the terms hereof. Any payments of income from this Escrow Amount shall be subject to withholding regulations then in force with respect to United States taxes, recognizing that no withholding may apply on distributions to HEP of the Escrow Units as a result of HEP’s treatment as owner of the Escrow Units for tax purposes and its reporting of income from such Units as its income for federal and state tax purposes. HEP will provide Escrow Agent with appropriate W-9 forms for tax I.D. in the form attached hereto as Exhibit C, number certifications, or W-8 forms for non-resident alien certifications. This paragraph shall survive notwithstanding any termination of this Escrow Agreement or the resignation or removal of Escrow Agent. Each Party hereby represents and warrants (a) that this Escrow Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation and (b) that the execution, delivery and performance of this Escrow Agreement by the Parties does not and will not violate any applicable law or regulation.

25. Force Majeure. The Escrow Agent shall not be responsible or liable for any failure or delay in the performance of its obligation under this Escrow Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fire; flood; wars; acts of terrorism; civil or military disturbances; sabotage; epidemic; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications services; accidents; labor disputes; acts of civil or military authority or governmental action; it being understood that the Escrow Agent shall use commercially reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as reasonably practicable under the circumstances.

26. Escheat. The Parties are aware that under applicable state law, property which is presumed abandoned may under certain circumstances escheat to the applicable state. The Escrow Agent shall have no liability to the Parties, their respective heirs, legal representatives, successors and assigns, or any other party, should any or all of the Escrow Property escheat by operation of law.

27. Publication; disclosure. By executing this Escrow Agreement, the Parties and the Escrow Agent acknowledge that this Escrow Agreement (including related attachments) contains certain information that is sensitive and confidential in nature and agree that such information needs to be protected from improper disclosure, including the publication or dissemination of this Escrow Agreement and related information to individuals or entities not a party to this Escrow Agreement. The Parties further agree to take reasonable measures to mitigate any risks associated with the publication or disclosure of this Escrow Agreement and information contained therein, including, without limitation, the redaction of the manual signatures of the signatories to this Escrow Agreement, or, in the alternative, publishing a conformed copy of this Escrow Agreement. If a Party must disclose or publish this Escrow Agreement or information contained therein pursuant to any regulatory, statutory, or governmental requirement, as well as any judicial, or administrative order, subpoena or discovery request, it shall notify in writing the other Party and the Escrow Agent at the time of execution of this Escrow Agreement of the legal requirement to do so. If any Party becomes aware of any threatened or actual unauthorized disclosure, publication or use of this Escrow Agreement, that Party shall promptly notify in writing the other Parties and the Escrow Agent and shall be liable for any unauthorized release or disclosure.

IN WITNESS WHEREOF, the Parties have executed and delivered this Escrow Agreement as of the date first written above.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Alexander S. Grose
Name:	Alexander S. Grose
Title:	Assistant Vice President

REGENCY ENERGY PARTNERS LP

	By:	Regency GP LP, its general partner

		By:	Regency GP LLC, its general partner

		By:	/s/ Thomas E. Long
		Name:	Thomas E. Long
		Title:	Chief Financial Officer and Executive Vice President

REGENCY HEP LLC

	By:	Regency GP LP, its general partner

		By:	Regency GP LLC, its general partner

		By:	/s/ Thomas E. Long
		Name:	Thomas E. Long
		Title:	Vice President

HOOVER ENERGY PARTNERS LP

By:	/s/ Richard A. Hoover
Name:	Richard A. Hoover
Title:	President

[Escrow Agreement Signature Page]

EXHIBIT A

FEES

A-1

EXHIBIT B

WIRE TRANSFER INSTRUCTIONS

REGENCY:

[Wire Transfer Instructions]

HEP:

[Wire Transfer Instructions]

B-1

EXHIBIT C

W-9

C-1

EXHIBIT D-1

[“                ”] certifies that the names, titles, telephone numbers, e-mail addresses and specimen signatures set forth in Parts I and II of this Exhibit D-1 identify the persons authorized to provide direction and initiate or confirm transactions, including funds transfer instructions, on behalf of [“                ”], and that the option checked in Part III of this Exhibit D-1 is the security procedure selected by [”                ”] for use in verifying that a funds transfer instruction received by the Escrow Agent is that of [“                ”].

[“                ”] has reviewed each of the security procedures and has determined that the option checked in Part III of this Exhibit D-1 best meets its requirements; given the size, type and frequency of the instructions it will issue to the Escrow Agent. By selecting the security procedure specified in Part III of this Exhibit D-1, [“                ”] acknowledges that it has elected to not use the other security procedures described and agrees to be bound by any funds transfer instruction, whether or not authorized, issued in its name and accepted by the Escrow Agent in compliance with the particular security procedure chosen by [“                ”].

NOTICE: The security procedure selected by [“                ”] will not be used to detect errors in the funds transfer instructions given by [“                ”]. If a funds transfer instruction describes the beneficiary of the payment inconsistently by name and account number, payment may be made on the basis of the account number even if it identifies a person different from the named beneficiary. If a funds transfer instruction describes a participating financial institution inconsistently by name and identification number, the identification number may be relied upon as the proper identification of the financial institution. Therefore, it is important that [“                ”] take such steps as it deems prudent to ensure that there are no such inconsistencies in the funds transfer instructions it sends to the Escrow Agent.

Part I

Name, Title, Telephone Number, Electronic Mail (“e-mail”) Address and Specimen Signature for person(s) designated to provide direction, including but not limited to funds transfer instructions, and to otherwise act on behalf of [“                ”]

Name	Title	Telephone Number	E-mail Address	Specimen Signature

____________	____________	____________	____________	____________

____________	____________	____________	____________	____________

____________	____________	____________	____________	____________

Part II

Name, Title, Telephone Number and E-mail Address for

person(s) designated to confirm funds transfer instructions

Name	Title	Telephone Number	E-mail Address

____________	____________	____________	____________

____________	____________	____________	____________

____________	____________	____________	____________

Part III

Means for delivery of instructions and/or confirmations

The security procedure to be used with respect to funds transfer instructions is checked below:

☐	Option 1. Confirmation by telephone call-back. The Escrow Agent shall confirm funds transfer instructions by telephone call-back to a person at the telephone number designated on Part II above. The person confirming the funds transfer instruction shall be a person other than the person from whom the funds transfer instruction was received, unless only one person is designated in both Parts I and II of this Exhibit D-1.

☐	CHECK box, if applicable:

If the Escrow Agent is unable to obtain confirmation by telephone call-back, the Escrow Agent may, at its discretion, confirm by e-mail, as described in Option 2.

☐	Option 2. Confirmation by e-mail. The Escrow Agent shall confirm funds transfer instructions by e-mail to a person at the e-mail address specified for such person in Part II of this Exhibit D-1. The person confirming the funds transfer instruction shall be a person other than the person from whom the funds transfer instruction was received, unless only one person is designated in both Parts I and II of this Exhibit D-1. [“ ”] understands the risks associated with communicating sensitive matters, including time sensitive matters, by e-mail. [“ ”] further acknowledges that instructions and data sent by e-mail may be less confidential or secure than instructions or data transmitted by other methods. The Escrow Agent shall not be liable for any loss of the confidentiality of instructions and data prior to receipt by the Escrow Agent.

☐	CHECK box, if applicable:

If the Escrow Agent is unable to obtain confirmation by e-mail, the Escrow Agent may, at its discretion, confirm by telephone call-back, as described in Option 1.

☐	Option 3. Delivery of funds transfer instructions by password protected file transfer system only—no confirmation. The Escrow Agent offers the option to deliver funds transfer instructions through a password protected file transfer system. If [“ ”] wishes to use the password protected file transfer system, further instructions will be provided by the Escrow Agent. If [“ ”] chooses this Option 3, it agrees that no further confirmation of funds transfer instructions will be performed by the Escrow Agent.

☐	Option 4. Delivery of funds transfer instructions by password protected file transfer system with confirmation. Same as Option 3 above, but the Escrow Agent shall confirm funds transfer instructions by ☐ telephone call-back or ☐ e-mail (must check at least one, may check both) to a person at the telephone number or e-mail address designated on Part II above. By checking a box in the prior sentence, the party shall be deemed to have agreed to the terms of such confirmation option as more fully described in Option 1 and Option 2 above.

Dated this          day of                     , 20    .

By
Name:
Title:

EXHIBIT D-2

[“                ”] certifies that the names, titles, telephone numbers, e-mail addresses and specimen signatures set forth in Parts I and II of this Exhibit D-2 identify the persons authorized to provide direction and initiate or confirm transactions, including funds transfer instructions, on behalf of [“                ”], and that the option checked in Part III of this Exhibit D-2 is the security procedure selected by [“                ”] for use in verifying that a funds transfer instruction received by the Escrow Agent is that of [“                ”].

[“                ”] has reviewed each of the security procedures and has determined that the option checked in Part III of this Exhibit D-2 best meets its requirements; given the size, type and frequency of the instructions it will issue to the Escrow Agent. By selecting the security procedure specified in Part III of this Exhibit D-2, [“                ”] acknowledges that it has elected to not use the other security procedures described and agrees to be bound by any funds transfer instruction, whether or not authorized, issued in its name and accepted by the Escrow Agent in compliance with the particular security procedure chosen by [“                ”].

NOTICE: The security procedure selected by [“                ”] will not be used to detect errors in the funds transfer instructions given by [“            ”]. If a funds transfer instruction describes the beneficiary of the payment inconsistently by name and account number, payment may be made on the basis of the account number even if it identifies a person different from the named beneficiary. If a funds transfer instruction describes a participating financial institution inconsistently by name and identification number, the identification number may be relied upon as the proper identification of the financial institution. Therefore, it is important that [“                ”] take such steps as it deems prudent to ensure that there are no such inconsistencies in the funds transfer instructions it sends to the Escrow Agent.

Part I

Name, Title, Telephone Number, Electronic Mail (“e-mail”) Address and Specimen Signature for person(s) designated to provide direction, including but not limited to funds transfer instructions, and to otherwise act on behalf of [“                ”]

Name	Title	Telephone Number	E-mail Address	Specimen Signature

_______________	_______________	_______________	_______________	_______________

_______________	_______________	_______________	_______________	_______________

_______________	_______________	_______________	_______________	_______________

Part II

Name, Title, Telephone Number and E-mail Address for

person(s) designated to confirm funds transfer instructions

Name	Title	Telephone Number	E-mail Address

_______________	_______________	_______________	_______________

_______________	_______________	_______________	_______________

_______________	_______________	_______________	_______________

Part III

Means for delivery of instructions and/or confirmations

The security procedure to be used with respect to funds transfer instructions is checked below:

☐	Option 1. Confirmation by telephone call-back. The Escrow Agent shall confirm funds transfer instructions by telephone call-back to a person at the telephone number designated on Part II above. The person confirming the funds transfer instruction shall be a person other than the person from whom the funds transfer instruction was received, unless only one person is designated in both Parts I and II of this Exhibit D-2.

☐	CHECK box, if applicable:

If the Escrow Agent is unable to obtain confirmation by telephone call-back, the Escrow Agent may, at its discretion, confirm by e-mail, as described in Option 2.

☐	Option 2. Confirmation by e-mail. The Escrow Agent shall confirm funds transfer instructions by e-mail to a person at the e-mail address specified for such person in Part II of this Exhibit D-2. The person confirming the funds transfer instruction shall be a person other than the person from whom the funds transfer instruction was received, unless only one person is designated in both Parts I and II of this Exhibit D-2. [“ ”] understands the risks associated with communicating sensitive matters, including time sensitive matters, by e-mail. [“ ”] further acknowledges that instructions and data sent by e-mail may be less confidential or secure than instructions or data transmitted by other methods. The Escrow Agent shall not be liable for any loss of the confidentiality of instructions and data prior to receipt by the Escrow Agent.

☐	CHECK box, if applicable:

If the Escrow Agent is unable to obtain confirmation by e-mail, the Escrow Agent may, at its discretion, confirm by telephone call-back, as described in Option 1.

☐	Option 3. Delivery of funds transfer instructions by password protected file transfer system only—no confirmation. The Escrow Agent offers the option to deliver funds transfer instructions through a password protected file transfer system. If [“ ”] wishes to use the password protected file transfer system, further instructions will be provided by the Escrow Agent. If [“ ”] chooses this Option 3, it agrees that no further confirmation of funds transfer instructions will be performed by the Escrow Agent.

☐	Option 4. Delivery of funds transfer instructions by password protected file transfer system with confirmation. Same as Option 3 above, but the Escrow Agent shall confirm funds transfer instructions by ☐ telephone call-back or ☐ e-mail (must check at least one, may check both) to a person at the telephone number or e-mail address designated on Part II above. By checking a box in the prior sentence, the party shall be deemed to have agreed to the terms of such confirmation option as more fully described in Option 1 and Option 2 above.

Dated this          day of                     , 20    .

By
Name:
Title:

D-4